EXHIBIT 10.3

          AMENDMENT TO PRIVATE LABEL CREDIT CARD PROGRAM AGREEMENT

This Amendment is to that certain Private Label Credit Card Program Agreement between World Financial Network National Bank, ("Bank") and United Retail Group, Inc. and United Retail Incorporated (collectively referred to as "Retailer"), dated January 27, 1998.

                  * * * * * * * * * * * * * * * * * * * *

         WHEREAS, Bank and Retailer entered into that certain Private Label Credit Card Program Agreement dated January 27, 1998, (the "Agreement"); and,

         WHEREAS, Bank and Retailer now desire to amend the Agreement as set forth herein;

         NOW, THEREFORE, Bank and Retailer hereby agree as follows:

1. The definition of "BDIP Lagged AR" in Section 1.1., Definitions, is hereby amended to read as follows:

         "BDIP Lagged AR" means, with respect to the period from February 1, 1999 through January 31, 2000, the sum of the Receivables (excluding all late fees billed on Receivables), as the end of each Billing Cycle during the period from July 1, 1998 through June 30, 1999, and, for each February 1 to January 31 thereafter, the sum of the Receivables (excluding all late fees billed on Receivables), for the comparable July 1 through June 30 period, divided by twelve (12)."

2.       The Effective date of this Amendment shall be July 1, 1999.

3. As hereby amended and supplemented, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment the date(s) set forth below.

World Financial Network National Bank


By: /s/ Daniel T. Groomes
    ---------------------------------
    President

Date: 8/19/99


United Retail Group, Inc.

By: /s/ George R. Remeta
    -------------------------------
    CAO

Date: 8/17/99

United Retail Incorporated

By: /s/ Jon Grossman
    ------------------------------
    Vice President

Date: 8/16/99